Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Taxes
Income Taxes

Note 13: Income Taxes

The Company’s effective tax rates on pretax loss were expenses of 18.9% and 19.5% for the three and nine months ended September 30, 2013 and benefits of 28.5% and 38.5% for the same periods in 2012. The effective tax rates for the three and nine months ended September 30, 2013 were lower than the statutory rate primarily due to valuation allowances being recorded in certain tax jurisdictions, where deferred tax benefits are not recognized on pretax losses, while tax expense is recognized in jurisdictions with pretax earnings. Also negatively impacting the rate was an increase in the Company’s liability for unrecognized tax benefits.  These negative adjustments were partially offset by state tax benefits, net income attributable to noncontrolling interests from pass-through entities for which there was no tax expense provided, certain immaterial prior period adjustments and foreign income taxed at lower effective rates.  As a result of the Company’s pretax losses in each of the periods, favorable and unfavorable tax impacts have the opposite effect on the effective tax rate.

The effective tax rates for the three and nine months ended September 30, 2012 were each favorably impacted by state tax benefits, net income attributable to noncontrolling interests for which there was no tax expense provided and foreign income taxed at lower effective rates, and unfavorably impacted by increases in the Company’s valuation allowance against foreign tax credits.  In addition to the above factors, the three-month period was unfavorably impacted by certain immaterial prior period adjustments, while the nine-month period was favorably impacted by a decrease in the Company’s liability for unrecognized tax benefits.

The Company projects that its deferred tax assets will exceed its deferred tax liabilities as of December 31, 2013.  As a result, the Company determined that it is not more likely than not that it would be able to realize the value of its federal and combined state net operating loss carryforwards and has recorded a valuation allowance against a portion of these carryforwards.  This valuation allowance is expected to increase over time as the Company’s deferred tax liabilities continue to decrease and will have a continuing adverse impact on the Company’s effective tax rate in the future.

The balance of the Company’s liability for unrecognized tax benefits was approximately $288 million as of September 30, 2013.  The Company anticipates it is reasonably possible that its liability for unrecognized tax benefits may decrease by approximately $138 million within the next twelve months as the result of the possible closure of federal tax audits, potential settlements with certain states and foreign countries and the lapse of the statute of limitations in various state and foreign jurisdictions.

Note 17: Income Taxes

	Year ended December 31,
(in millions)	2012	2011	2010
Components of pretax (loss) income:
Domestic	$(875.5)	$(898.9)	$(1,289.1)
Foreign	124.2	292.7	118.4
	$(751.3)	$(606.2)	$(1,170.7)
(Benefit) provision for income taxes:
Federal	$(301.4)	$(282.6)	$(313.9)
State and local	66.0	(27.9)	(39.3)
Foreign	11.4	40.4	29.4
	$(224.0)	$(270.1)	$(323.8)

Effective Income Tax Rate	29.8%	44.6%	27.7%

The Company’s effective tax rates differ from statutory rates as follows:

	Year ended December 31,
	2012	2011	2010
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	1.1	1.5	2.0
Nontaxable income from noncontrolling interests	7.9	10.2	5.2
Impact of foreign operations (a) (c)	1.5	3.9	1.5
Valuation allowances (c)	(20.2)	(12.7)	(15.1)
Liability for unrecognized tax benefits (c)	4.1	3.3	2.1
Impact of contribution to alliance (b)	0.0	(2.2)	0.0
Prior year adjustments (c)	2.0	2.5	(1.2)
Other	(1.6)	3.1	(1.8)
Effective tax rate	29.8%	44.6%	27.7%

(a)         The impact of foreign operations includes the effects of tax earnings and profits adjustments, foreign losses and differences between foreign tax expense and foreign taxes eligible for the U.S. foreign tax credit.

(b)         The impact of contribution to alliance represents the tax effects resulting from the gain on the contribution of the Company’s transportation business in exchange for a 30% interest in an alliance.

(c)          The 2012 effective tax rate was negatively impacted by a total of approximately 9% as a result of the current year cumulative correction of immaterial prior year errors.  The cumulative corrections had an impact on each of the following line items above:  Impact of foreign operations, Valuation allowances, Liability for unrecognized tax benefits and Prior year adjustments.

The Company’s income tax (benefits) provisions consisted of the following components:

	Year ended December 31,
(in millions)	2012	2011	2010
Current
Federal	$(60.0)	$(54.0)	$(27.7)
State and local	16.0	25.8	18.3
Foreign	38.6	61.8	57.7
	(5.4)	33.6	48.3
Deferred
Federal	(241.4)	(228.6)	(286.2)
State and local	50.0	(53.7)	(57.6)
Foreign	(27.2)	(21.4)	(28.3)
	(218.6)	(303.7)	(372.1)
	$(224.0)	$(270.1)	$(323.8)

Income tax payments, net of refunds received, of $70.1 million, $67.2 million and $100.5 million in 2012, 2011 and 2010, respectively, were greater than current expense primarily as a result of the decreased liability for unrecognized tax benefits reducing current expense.

Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the book and tax bases of the Company’s assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets are included in both “Other current assets” and “Other long-term assets” in the Company’s Consolidated Balance Sheets. Deferred tax liabilities are included in “Deferred long-term tax liabilities” in the Company’s Consolidated Balance Sheets. The following table outlines the principal components of deferred tax items:

	As of December 31,
(in millions)	2012	2011(a)
Deferred tax assets related to:
Reserves and other accrued expenses	$543.5	$450.3
Pension obligations	47.9	44.2
Employee related liabilities	75.7	64.0
Deferred revenues	30.0	26.7
Unrealized securities and hedging (gain)/loss	—	42.2
Net operating losses and tax credit carryforwards	1,383.6	1,336.5
U.S. foreign tax credits on undistributed earnings	234.8	203.2
Foreign exchange (gain)/loss	48.5	61.5
Total deferred tax assets	2,364.0	2,228.6
Valuation allowance	(896.5)	(744.6)
Realizable deferred tax assets	1,467.5	1,484.0
Deferred tax liabilities related to:
Property, equipment and intangibles	(1,206.0)	(1,382.0)
Investment in affiliates and other	(512.3)	(532.7)
Unrealized securities and hedging (gain)/loss	(0.6)	—
U.S. tax on foreign undistributed earnings	(173.8)	(145.9)
Total deferred tax liabilities	(1,892.7)	(2,060.6)
Net deferred tax liabilities	$(425.2)	$(576.6)

(a)         Certain amounts have been reclassified to conform to current year presentation.

The Company’s deferred tax assets and liabilities were included in the Consolidated Balance Sheets as follows:

	As of December 31,
(in millions)	2012	2011
Current deferred tax assets	$73.9	$108.3
Long-term deferred tax assets	10.4	10.5
Long-term deferred tax liabilities	(509.5)	(695.4)
Net deferred tax liabilities	$(425.2)	$(576.6)

As of December 31, 2012 and 2011, the Company had recorded valuation allowances of $896.5 million and $744.6 million, respectively, against federal, state and foreign net operating and capital losses, foreign tax credits and impairments. The increase to the valuation allowance of $151.9 million in 2012 was primarily due to current year foreign and state net operating losses which may not be utilized within the statute of limitations and foreign tax credits for which it is likely that no benefit will be realized in the future. In determining the necessary amount of valuation allowance, the Company has considered a tax planning strategy related to its investments in affiliates.  Implementation of this strategy would result in the immediate reversal of temporary differences associated with the excess of book basis over tax basis in the investments.

The following table presents the approximate amounts of federal, state and foreign net operating loss carryforwards and foreign tax credit, general business credit and minimum tax credit carryforwards:

As of December 31,
(in millions)	2012
Federal net operating loss carryforwards (a)	$1,766.1
State net operating loss carryforwards (b)	2,759.2
Foreign net operating loss carryforwards (c)	2,450.0
Foreign tax credit carryforwards (d)	144.1
General business credit carryforwards (e)	11.1
Minimum tax credit carryforwards (f)	1.6

(a)                  If not utilized, these carryforwards will expire in years 2015 through 2032.

(b)                  If not utilized, these carryforwards will expire in years 2013 through 2032.

(c)                   Foreign net operating loss carryforwards of $137 million, if not utilized, will expire in years 2013 through 2027. The remaining foreign net operating loss carryforwards of $2,313 million have an indefinite life.

(d)                  If not utilized, these carryforwards will expire in years 2018 through 2022.

(e)                   If not utilized, these carryforwards will expire in years 2027 through 2031.

(f)                    These carryforwards have an indefinite life.

The Company intends to indefinitely invest its net equity in its foreign operations, with the exception of any undistributed foreign earnings.  Accordingly, as of December 31, 2012, no provision had been made for U.S. federal and state income taxes on the cumulative amount of temporary differences related to investments in foreign subsidiaries, other than those differences related to the undistributed earnings.  Upon sale or liquidation of these investments, the Company would potentially be subject to U.S., state and foreign income taxes and withholding taxes payable to the various foreign countries.  Determination of the amount of unrecognized deferred tax liability is not practicable because of the complexities associated with its hypothetical calculation.

A reconciliation of the unrecognized tax benefits for the year ended December 31, 2010, 2011 and 2012 is as follows:

(in millions)	Unrecognized Tax Benefits
Balance as of January 1, 2010	$415.0
Increases for tax positions of prior years	0.5
Decreases for tax positions of prior years	(45.4)
Increases for tax positions related to the current period	1.9
Decreases for cash settlements with taxing authorities	(1.4)
Decreases due to the lapse of the applicable statute of limitations	(2.0)
Balance as of December 31, 2010	$368.6
Increases for tax positions of prior years	1.3
Decreases for tax positions of prior years	(28.5)
Increases for tax positions related to the current period	1.7
Decreases for cash settlements with taxing authorities	(1.0)
Decreases due to the lapse of the applicable statute of limitations	(7.4)
Balance as of December 31, 2011	$334.7
Increases for tax positions of prior years	5.5
Decreases for tax positions of prior years	(57.7)
Increases for tax positions related to the current period	6.2
Decreases for cash settlements with taxing authorities	(0.1)
Decreases due to the lapse of the applicable statute of limitations	(2.4)
Balance as of December 31, 2012	$286.2

Most of the unrecognized tax benefits are included in the “Other long-term liabilities” line of the Consolidated Balance Sheets, net of the federal benefit on state income taxes (approximately $21 million at December 31, 2012).  However, those unrecognized tax benefits that affect the federal consolidated tax years ending December 31, 2008 through December 31, 2012 are included in the “Long-term deferred tax liabilities” line of the Consolidated Balance Sheets,” as these items reduce the Company’s net operating loss and credit carryforwards from those periods.  The unrecognized tax benefits as of December 31, 2012, 2011, and 2010 included approximately $163 million, $172 million, and $195 million, respectively, of tax positions that, if recognized, would affect the effective tax rate.

During the year ended December 31, 2012, the Company’s liability for unrecognized tax benefits was reduced by $52 million upon closure of the 2003 and 2004 federal tax years and the resolution of certain state audit issues.  The reduction in liabilities was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

During the year ended December 31, 2011, the Company’s liability for unrecognized tax benefits was reduced by $25 million after negotiating settlements with the Internal Revenue Service (“IRS”) regarding specific contested issues in the 2003 through 2006 federal tax years. The reduction in liabilities was recorded through a decrease to tax expense.

During the year ended December 31, 2010, the Company’s liability for unrecognized tax benefits was reduced by $39 million upon the closure of the 2002 federal tax year and after negotiating settlements with the IRS regarding specific contested issues in the 2003 and 2004 federal tax years. The reduction in the liability was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

The Company recognizes interest and penalties related to unrecognized tax benefits in the “Income tax (benefit) expense” line item of the Consolidated Statements of Operations.  Cumulative accrued interest and penalties (net of related tax benefits) are not included in the ending balances of unrecognized tax benefits.  Cumulative accrued interest and penalties are included in the “Other long-term liabilities” line of the Consolidated Balance Sheets while the related tax benefits are included in the “Long-term deferred tax liabilities” line of the Consolidated Balance Sheets.  The following table presents the approximate amounts associated with accrued interest expense and the cumulative accrued interest and penalties:

	Year ended December 31,
	2012	2011	2010
Current year accrued interest expense (net of related tax benefits)	$4	$9	$14
Cumulative accrued interest and penalties (net of related tax benefits)	$47	$69	$67

As of December 31, 2012, the Company anticipates it is reasonably possible that its liability for unrecognized tax benefits may decrease by approximately $126 million within the next twelve months as the result of the possible closure of its 2005 through 2007 federal tax years, potential settlements with certain states and foreign countries and the lapse of the statute of limitations in various state and foreign jurisdictions.  The potential decrease relates to various federal, state and foreign tax benefits including research and experimentation credits, transfer pricing adjustments and certain amortization and loss deductions.

The Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions.  As of December 31, 2012, the Company was no longer subject to income tax examination by the U.S. federal jurisdiction for years before 2005.  State and local examinations are substantially complete through 2002.  Foreign jurisdictions generally remain subject to examination by their respective authorities from 2005 forward, none of which are considered major jurisdictions.

Under the Tax Allocation Agreement executed at the time of the spin-off of The Western Union Company (“Western Union”) on September 29, 2006, Western Union is responsible for and must indemnify the Company against all taxes, interest and penalties that relate to Western Union for periods prior to the spin-off date. If Western Union were to agree to or be finally determined to owe any amounts for such periods but were to default in its indemnification obligation under the Tax Allocation Agreement, the Company as parent of the tax group during such periods generally would be required to pay the amounts to the relevant tax authority, resulting in a potentially material adverse effect on the Company’s financial position and results of operations. As of December 31, 2012, the Company had approximately $110 million of income taxes payable, including approximately $4 million of uncertain income tax liabilities, recorded related to Western Union for periods prior to the spin-off date. The Company has recorded a corresponding account receivable of equal amount from Western Union, which is included as a long-term account receivable in the “Other long-term assets” line of the Company’s Consolidated Balance Sheets, reflecting the indemnification obligation.  During the year ended December 31, 2012, the uncertain income tax liabilities related to Western Union decreased by approximately $14 million as a result of the closure of the 2003-2004 federal tax years.  As of December 31, 2012, the Company anticipates it is reasonably possible that the uncertain tax liabilities related to Western Union may decrease by approximately $4 million within the next twelve months as the result of the possible closure of its 2005 and 2006 federal tax years.  The uncertain income tax liabilities and corresponding receivable are based on information provided by Western Union regarding its tax contingency reserves for periods prior to the spin-off date. There is no assurance that a Western Union-related issue raised by the IRS or other tax authority will be finally resolved at a cost not in excess of the amount reserved and reflected in the Company’s uncertain income tax liabilities and corresponding receivable from Western Union.  The Western Union contingent liability is in addition to the Company’s liability for unrecognized tax benefits discussed above.

The IRS completed its examination of the U.S. federal consolidated income tax returns of the Company for 2005-2007 and issued a 30-Day letter on October 31, 2012.  The 30-Day letter claims that the Company and its subsidiaries, which included Western Union during some of the years at issue, owe additional taxes with respect to a variety of adjustments.  The Company and Western Union agree with several of the adjustments in the 30-Day letter, such adjustments representing tax due of approximately $40 million.  This undisputed tax and associated interest due (pretax) of approximately $16 million through December 31, 2012, have been fully reserved.  The undisputed tax for which Western Union would be required to indemnify the Company is greater than the total tax due, such that settlement of the undisputed tax would result in a net refund to the Company.  As to the adjustments that are disputed, such issues represent total taxes allegedly due of approximately $59 million, of which $40 million relates to the Company and $19 million relates to Western Union.  The Company estimates that total interest due (pretax) on the disputed amounts is approximately $16 million through December 31, 2012, of which $9 million relates to the Company and $7 million relates to Western Union.  As to the disputed issues, the Company and Western Union have contested the adjustments by filing a protest with the IRS.  The IRS has prepared a rebuttal to the protest and has forwarded the case to Appeals. The Company believes that it has adequately reserved for the disputed issues in its liability for unrecognized tax benefits described above and that final resolution of those issues will not have a material adverse effect on its financial position or results of operations.